UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	EVERSOURCE ENERGY (a Massachusetts voluntary association) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone: (800) 286-5000	04-2147929

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (800) 286-5000	06-0303850

1-02301	NSTAR ELECTRIC COMPANY (a Massachusetts corporation) 800 Boylston Street Boston, Massachusetts 02199 Telephone: (800) 286-5000	04-1278810

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (800) 286-5000	02-0181050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Eversource Energy	Common Shares, $5.00 par value per share	ES	New York Stock Exchange
The Connecticut Light and Power Company	None	N/A	N/A
NSTAR Electric Company	None	N/A	N/A
Public Service Company of New Hampshire	None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

Section 5	–	Corporate Governance and Management

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As a result of a review of the Code of Ethics for Senior Financial Officers, effective January 27, 2026, the Board of Trustees of Eversource Energy and the Boards of Directors of The Connecticut Light and Power Company, NSTAR Electric Company and Public Service Company of New Hampshire each approved and adopted an Amended and Restated Code of Ethics for Senior Financial Officers (the “Amended and Restated Code”). The Amended and Restated Code applies to each of the registrants named in this report. The Amended and Restated Code reflects changes in how public companies describe auditor oversight and compliance programs, and other clarifying, stylistic and non-substantive revisions. It also reflects current best practice by identifying the Audit Committee as having ongoing oversight responsibility for the Amended and Restated Code. The Amended and Restated Code does not materially change the responsibilities and obligations that applied previously and did not result in any waiver, explicit or implicit, of any provision of the previous Code for any of the registrants.

The summary of the Amended and Restated Code included in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Amended and Restated Code. The Amended and Restated Code can be found on Eversource Energy’s website at www.eversource.com under “Investor Relations – Corporate Governance – Code of Ethics for Senior Financial Officers.” The contents of Eversource Energy’s website are not incorporated by reference in this report.

Section 9	–	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY THE CONNECTICUT LIGHT AND POWER COMPANY NSTAR ELECTRIC COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (Registrants)

January 30, 2026	By:	/s/ Jay S. Buth
Jay S. Buth
Vice President, Controller and Chief Accounting Officer